UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. )

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SEQUENTIAL BRANDS GROUP, INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

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SEQUENTIAL BRANDS GROUP, INC.

17383 Sunset Boulevard, Suite A310

Pacific Palisades, CA 90272

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, June 12, 2012

To the Stockholders of Sequential Brands Group, Inc. (formerly known as People’s Liberation, Inc.):

The 2012 Annual Meeting of Stockholders of Sequential Brands Group, Inc. will be held at 17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA on Tuesday, June 12, 2012 at 3:00 p.m. Pacific Daylight Time, for the following purposes:

1.	To elect two (2) Class I members of the Board of Directors for a three-year term;

2.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our outstanding common stock;

3.	To ratify the selection of Weinberg and Company as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on May 11, 2012 as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the Annual Meeting in person. However, you must be a stockholder of record at the close of business on May 11, 2012 to vote at the meeting. If your shares are held in street name, you must obtain a Proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. Regardless of whether or not you will attend, please mark, date, sign and return the enclosed proxy.

May [__], 2012	By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board

THE ATTACHED PROXY STATEMENT AND
OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT
http://www.sequentialbrands.com/sequential-brands-group-sec-filings.html

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE STAMPED RETURN ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

THE ANNUAL MEETING IS ON JUNE 12, 2012

PLEASE RETURN YOUR PROXY IN TIME

SEQUENTIAL BRANDS GROUP, INC.

17383 Sunset Boulevard, Suite A310

Pacific Palisades, CA 90272

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, June 12, 2012

GENERAL INFORMATION AND VOTING RIGHTS

This proxy statement (the Proxy Statement) and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Sequential Brands Group, Inc., a Delaware corporation formerly known as People’s Liberation, Inc., for use at the 2012 Annual Meeting of Stockholders (the Annual Meeting) to be held at 17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA on Tuesday, June 12, 2012 at 3:00 p.m. Pacific Daylight Time, and any adjournments or postponements thereof. Enclosed with this Proxy Statement is a copy of our Annual Report, which includes our Form 10-K (without exhibits), for the year ended December 31, 2011. However, the Annual Report is not intended be a part of this Proxy Statement or a solicitation of proxies. We anticipate that the Proxy Statement and enclosed proxy will first be mailed or given to our stockholders on or about May 23, 2012.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submitting the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Corporate Secretary of Sequential Brands Group, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

Only holders of record of our common stock and our Series A Preferred Stock at the close of business on May 11, 2012 will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On the record date, there were 36,002,563 shares of common stock outstanding and 14,500 shares of Series A Preferred Stock outstanding. On all matters to come before the meeting, each holder of record of common stock is entitled to one vote for each share of common stock and each holder of record of Series A Preferred Stock is entitled to 5,714 votes for each share of Series A Preferred Stock. Therefore, the holders of our outstanding 14,500 shares of Series A Preferred Stock have 82,853,000 votes on all matters to come before the meeting, which represents 69.7% of our outstanding voting securities. Holders of record of Series A Preferred Stock vote together as a single class with the holders of common stock on all matters requiring the approval of the holders of common stock. Stockholders may not cumulate votes in the election of directors.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the nominees of the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

The two nominees for election as a Class I directors who receive the most votes “for” election from holders of our outstanding common stock and Series A Preferred Stock, voting together as a single class, will be elected.

The affirmative vote, in person or by proxy, of the holders of a majority of our outstanding common stock and Series A Preferred Stock, voting together as a single class, will be required to approve the proposed amendment to our Certificate of Incorporation to effect the reverse stock split.

Ratification of the appointment of our independent registered public accounting firm will require an affirmative vote of the majority of the shares of common stock and Series A Preferred Stock present or represented at the Annual Meeting, voting together as a single class, with respect to such proposal.

The presence, in person or by proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes. Broker non-votes on a proposal are not counted or deemed present or represented for determining whether stockholders have approved that proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides that the number of directors of the Company shall be fixed from time to time exclusively by the Board of Directors, but shall not be less than two (2) nor more than fifteen (15). The Board of Directors has fixed the number of directors at six (6).

Our Board of Directors is divided into three classes designated Class I, Class II and Class III.   Directors hold office for staggered terms of three years. One of the three classes is elected each year to succeed the directors whose terms are expiring.

Colin Dyne and William Sweedler serve as the Class I directors, Susan White and Matthew Eby serve as the Class II directors, and Al Gossett and Richard Gersten serve as the Class III directors.  The Class I, Class II and Class III directors serve terms that expire in 2012, 2013 and 2014, respectively.

The Board of Directors has nominated Colin Dyne and William Sweedler for election at the Annual Meeting to serve as the Class I directors. If elected, Mr. Dyne and Mr. Sweedler will serve until the Annual Meeting of Stockholders to be held in 2015 or until their respective successors have been duly elected and qualified or until they otherwise cease to serve as directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If either nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The principal occupation and certain other information about the nominees and our directors and executive officers are set forth on the following pages.

The Board of Directors Unanimously Recommends a Vote “FOR”
the Election of the Nominees Listed Above.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the nominees and the directors and executive officers of Sequential Brands Group, Inc. as of May 1, 2012. The nominees are currently directors of Sequential Brands Group.

Name	Age	Position with Sequential Brands Group

Class I Director Nominees: (Current Term Expiring in 2012)
Colin Dyne	49	Class I Director, Chief Executive Officer, Chief Financial Officer and Secretary
William Sweedler	45	Class I Director, Chairman of the Board of Directors

Class II Directors: (Term Expiring in 2013)
Susan White	60	Class II Director
Matthew Eby	40	Class II Director

Class III Directors: (Term Expiring in 2014)
Al Gossett	59	Class III Director
Richard Gersten	46	Class III Director

Other Executive Officers:
Andrea Sobel	44	President of Licensing

Board of Directors and Nominees

Colin Dyne is a nominee for election at the 2012 Annual Meeting and became our Chief Executive Officer and a director of the Company on May 21, 2007 and our Chief Financial Officer effective December 30, 2010. Mr. Dyne also became our Secretary on January 31, 2012. Mr. Dyne is a significant stockholder of the Company, and served as a consultant to the Company from December 2005 until May 2007, advising on strategic sales initiatives. Mr. Dyne also served as Vice Chairman of the Board of Directors of Talon International, Inc. (OTCBB: TALN), owner of Talon zippers, until July 2010. Mr. Dyne founded Tag-It, Inc., a subsidiary of Talon, in 1991. Mr. Dyne served as Talon’s President from inception and as its Chief Executive Officer from 1997 to 2005. Mr. Dyne was selected to become a director of the Company due to his knowledge of the apparel industry.

William Sweedler is a nominee for election at the 2012 Annual Meeting. Mr. Sweedler has served as Chairman of the Board since February 22, 2012 and was selected to become the chairman of the Company due to his knowledge of the apparel industry and because of his experience in managing and developing brands. Mr. Sweedler was appointed to our Board in connection with our financing transaction with TCP WR Acquisition, LLC (“TCP”) in February 2012 (see the heading “Certain Relationships and Related Transactions” below for further information). Mr. Sweedler is presently Co-Founder and Partner of Tengram Capital Partners, a consumer private equity firm formed to invest in the consumer and retail sectors. He was formerly Chairman & CEO of Windsong Brands, a diversified brand development and investment company that specialized in the acquisition, growth, licensing, and comprehensive management of consumer branded intellectual property and businesses. Mr. Sweedler has over 20 years of experience in the consumer sector as an operator and strategic investor. Current portfolio companies and investments include Ellen Tracy, Joe's Jeans, Field & Stream, Caribbean Joe, Atlantis Weathergear, Carlos Falchi, Sharper Image, and Design Within Reach. Prior to founding Windsong Brands, he was President & CEO of Joe Boxer, a wholly owned division of the Iconix Brand Group (NASDAQ: ICON) of which he was Executive Vice President and Director. Prior to Mr. Sweedler joining Iconix Brand Group, he was a founder of Windsong Allegiance Group (“WAG”), a diverse apparel marketer and brand manager. While CEO of WAG, he led the acquisition and restructuring of Joe Boxer, Hathaway Shirt Company, Como Sport, and New Frontier. He was responsible for licensing the Joe Boxer brand to Kmart, now Sears Holding Corporation, and Hathaway to Costco. Mr. Sweedler also led the merger, re-structure, and sale of the Joe Boxer, Hathaway, and New Frontier divisions of WAG. Mr. Sweedler has served as a director to Iconix Brand Group and Bank of Westport (NASDAQ: BWST). He is currently Co-Chairman of Ellen Tracy, Caribbean Joe and Carlos Falchi. He is also a director at Field & Stream, Skip Barber Racing, and Design Within Reach (OTC: DWRI). Mr. Sweedler graduated from Babson College with a BS in Finance and Investments and joined Polo Ralph Lauren for four years prior to co-founding WAG.

Mr. Sweedler is being nominated as TCP’s nominee for election at the 2012 Annual Meeting pursuant to the terms of a Stockholders Agreement entered into by Company, TCP and Colin Dyne on February 22, 2012 in connection with our financing transaction with TCP. Pursuant to the agreement, in connection with any director nominees to be submitted to holders of Common Stock for election at a stockholders’ meeting, TCP has the right to nominate a number of nominees for director such that the number of directors that will be serving on the Board (determined immediately following the election of directors and assuming that the director nominees designated by TCP are elected to the Board) that have been appointed or nominated by TCP equals three. The three TCP directors are William Sweedler, Matthew Eby and Richard Gersten.

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Susan White joined our Board of Directors on May 21, 2007 and was selected to become a director of the Company due to her experience in apparel branding and marketing. Ms. White has served as Chief Executive Officer and President of Brand Identity Solutions, LLC, a branding, marketing and licensing consulting company, since 1987. Ms. White also is the CEO and president of Whitespeed, LLC, an internet design, branding and marketing company. Ms. White previously served as Director of Marketing and Advertising Worldwide for Warnaco from November 1997 through August 1999.

Matthew Eby joined our Board of Directors on February 22, 2012 and was selected to become a director of the Company due to his knowledge of the apparel industry and because of his experience in managing and developing brands. Mr. Eby was appointed to our Board in connection with our financing transaction with TCP WR Acquisition, LLC in February (see the heading “Certain Relationships and Related Transactions” below for further information). Mr. Eby is presently Co-Founder and Partner of Tengram Capital Partners. From 2003 to 2010, prior to founding Tengram, Mr. Eby was the founder and Chief Investment Officer of JAWS Estates Capital, the private investment office of Barry Sternlicht and the Sternlicht family. In his capacity as CIO, he was responsible for investment and asset allocation decisions and recommendations across a broad spectrum of asset classes and investment strategies. His responsibilities included leading investments in hedge funds, private equity funds, direct transactions in a broad array of public markets and direct transactions in private companies. During his tenure at JAWS, Mr. Eby invested in and led numerous private equity transactions. Mr. Eby developed an investment strategy that focused on branded consumer goods and intellectual property. In this space, Mr. Eby led investments in Field & Stream, Ellen Tracy, Joe’s Jeans, Caribbean Joe, and Carlos Falchi. Mr. Eby currently serves on the Boards of Directors of Brand Matter, Field & Stream, and Carlos Falchi. Prior to founding JAWS, Mr. Eby was an associate at Morgan Stanley from 2002-2003 and prior to entering the investment industry, he served five years as an officer in the U.S. Navy. Mr. Eby is a graduate of the United States Naval Academy and Harvard Business School.

Al Gossett joined our Board of Directors on December 14, 2011. Mr. Gossett was appointed to our Board of Directors in connection with the restructuring of the ownership of our William Rast branded apparel business. Mr. Gossett is President, CEO and owner of Gossett Automotive Group, which he founded in 1988. Gossett Automotive Group consists of 17 automotive dealerships located in Memphis, TN and Atlanta, GA. The various brands under this umbrella of dealerships include Volkswagen, Porsche, Audi, Bentley, Kia, Hyundai, Chrysler, Jeep, Dodge, Ram, Mazda, Mitsubishi and FIAT. Mr. Gossett has been involved in the auto dealership industry since 1975. In 1988, he acquired his first dealership. During the course of his career, Mr. Gossett has chaired or served on a number of district, regional and national dealer boards within the industry, including Chrysler, Jeep, Dodge, Chrysler Financial, Volkswagen and Volkswagen Credit. Since June 2009, Mr. Gossett has served on the board of directors of Landmark Community Bank in Collierville, TN, a suburb of Memphis, TN. Since 2005, Mr. Gossett has also served as the managing partner of JALP, LLC (d/b/a ful), a wholesale business engaged in the global distribution of backpacks, luggage and apparel. Mr. Gossett attended Northwestern University.

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Richard Gersten joined our Board of Directors on February 22, 2012 and was selected to become a director of the Company due to his experience in managing and developing brands. Mr. Gersten was appointed to our Board in connection with our financing transaction with TCP WR Acquisition, LLC in February 2012 (see the heading “Certain Relationships and Related Transactions” below for further information). Mr. Gersten is presently a Partner of Tengram Capital Partners. Mr. Gersten has over 18 years of experience in the private equity industry and has spent the last 13 years focused exclusively on the consumer sector. Prior to joining Tengram, he was a Partner at Catterton Partners, a leading private equity firm with an exclusive focus on providing equity capital to small to middle market consumer companies. During his time at Catterton, he was responsible for sourcing, evaluating and executing transactions in the consumer industry and post investment monitoring for companies. Mr. Gersten served on the board of directors of Strivectin, Sun Water Systems (d/b/a Aquasana), Van's Natural Foods, Monosol, and Dr. Miracle’s. Prior to joining Catterton, Mr. Gersten was a Partner at North Castle Partners, a private equity firm focused on consumer investments that benefit from healthy living and aging trends. During his time at North Castle, he originated, executed and monitored investments primarily in the personal care, fitness and recreation and nutrition industries. He successfully completed investments in and served on the board of directors of Enzymatic Therapy, Avalon Natural Products, HDS Cosmetics (d/b/a DDF Skincare) and GloMinerals. Prior to joining North Castle, Mr. Gersten was a Principal at NMS Capital, the merchant banking arm of NationsBanc Montgomery Securities. Prior to joining NMS Capital, he spent five years at BT Capital Partners, the private equity arm of Bankers Trust, where he helped originate, evaluate and monitor both control and minority investments in middle market companies. Prior to joining BT Capital, Mr. Gersten was an Associate at Chemical Bank. Mr. Gersten received a B.S. in Economics from Union College (N.Y.) and an M.B.A. from the Wharton School at the University of Pennsylvania.

Other Executive Officers

Andrea Sobel has served as our President of Licensing since January 31, 2012 and as our Executive Vice President of Branding and Licensing from May 2008 to January 2012. Ms. Sobel has over 15 years of experience in licensing, marketing and brand development. Since 2007, she was Vice President of Marketing with SANRIO, where she was responsible for market development and brand positioning of that company's Hello Kitty and other character brands. Between 2004 and 2007 and between 1999 and 2002, she was also a principal and licensing, merchandising and marketing consultant with ALS Consulting, a firm specializing in marketing and brand development. Between 2002 and 2004, Ms. Sobel was Director of Licensing and Business Development for Murad, Inc. From 1990 to 1999, she was with Guess?, Inc. in a series of progressively responsible positions culminating with Vice President of Licensing and Product Development from 1995 to 1999. She holds a Bachelor of Arts in History and Spanish from the University of California at Berkeley and an MBA from UCLA's Anderson School of Business.

Additional Information Concerning our Board of Directors

Meetings and Committees. The Board of Directors held 11 general meetings during 2011. The Board of Directors also acted on two occasions by unanimous written consent during 2011. Each current director, while serving as a director, attended at least 75% of all the meetings of the Board of Directors. While we have not established a policy with respect to members of the Board of Directors attending annual meetings, directors are generally in attendance at the annual meeting of stockholders. Our 2011 annual meeting of stockholders was attended by two out of the three directors then serving: Colin Dyne and Susan White.

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During our fiscal year ended December 31, 2011, we did not have a separately designated audit, compensation or nominating committee of our Board of Directors and the functions customarily delegated to these committees were performed by our full Board of Directors. We are not a “listed company” under SEC rules and are therefore not required to have separate committees comprised of independent directors. We have, however, determined that of our four directors who served during our last completed fiscal year, Susan White, Dean Oakey and Al Gossett were “independent” as that term is defined in Section 5605 of the NASDAQ Listing Rules as required by the NASDAQ Stock Market. As we did not maintain an audit committee during our fiscal year ended December 31, 2011, we did not have an audit committee “financial expert” within the meaning of Item 407(d) of Regulation S-K.

Subsequent to our year end, we formed separately designated audit, compensation and governance committees of our Board of Directors. Our Board may also establish special committees from time to time, including a nominating committee, to perform specifically delegated functions. The Board of Directors has adopted a written charter that governs the conduct and responsibilities of each of the Audit Committee, Compensation Committee and Governance Committee, copies of which may be found on our website located at http://www.sequentialbrands.com.

Audit Committee. Although we are not a “listed company” under SEC rules and are therefore not required to have an audit committee comprised of independent directors, on April 12, 2012, we formed an audit committee of our Board of Directors. Our audit committee is chaired by Mr. Eby, and seated by Mr. Gosset and Mr. Gersten, all of whom qualify as “independent” directors within the meaning of rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules. Notwithstanding the foregoing, Mr. Eby and Mr. Gersten do not meet the additional requirement for independence within the meaning of Nasdaq Rule 5602(c)(2)(A)(ii), since Mr. Eby and Mr. Gersten indirectly received compensation from the Company other than in their capacities as members of the board or its committees and are affiliates of the Company (see the transaction with TCP WR Acquisition, LLC described below under the heading “Certain Relationships and Related Transactions” for further information). We have determined that Mr. Eby qualifies as an audit committee “financial expert” within the meaning of the rules and regulations of the SEC and that each of our other audit committee members are able to read and understand fundamental financial statements and have substantial business experience that results in that member's financial sophistication. Among other responsibilities, the Committee reviews the scope and results of quarterly reviews and the year-end audit with management and the independent auditors, reviews and discusses the adequacy of our internal controls, and recommends to the Board of Directors selection of independent auditors for the coming year.

Compensation Committee. On April 12, 2012, we formed a Compensation Committee of our Board of Directors. The Compensation Committee of the Board of Directors is primarily responsible for determining the annual salaries and other compensation of directors and executive officers and administering our equity compensation plans. Our Compensation Committee is seated by Mr. Gossett, Mr. Sweedler and Mr. Gersten, each of whom qualify as “independent” directors within the meaning of rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules. In connection with its deliberations, the Committee seeks the views of the Chief Executive Officer with respect to appropriate compensation levels of the other officers and directors and may recruit compensation experts to provide independent advice regarding market trends and other competitive considerations. During the fiscal year ended December 31, 2011, the Board did not retain the services of compensation consultants to determine or recommend the amount or form of executive and director compensation. The Compensation Committee has the authority to delegate its responsibilities listed in the Compensation Committee Charter to subcommittees of the Compensation Committee if the committee determines such delegation would be in the best interest of the Company.

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Governance Committee. On April 12, 2012, we formed a Governance Committee of our Board of Directors. Our Governance Committee is seated by Mr. Gossett, Mr. Eby and Mr. Gersten, all of whom qualify as “independent” directors within the meaning of rule 5605(a)(2) of the Nasdaq Stock Market’s Listing Rules. The Governance Committee reviews and makes recommendations regarding the functioning of the Board of Directors as an entity, recommends corporate governance principles applicable to Sequential Brands Group and assists the Board of Directors in its reviews of the performance of the Board and each of its committees.

Board Nominations.

The functions customarily delegated to a nominating committee are performed by our full Board of Directors. Our full Board of Directors reviews those Board members who are candidates for re-election to our Board of Directors, and makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election for the next term. The Board’s methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below, and other than candidates that we are contractually obligated to nominate pursuant to written agreements) include the solicitation of ideas for possible candidates from a number of sources, including existing members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates.

In carrying out its function to nominate candidates for election to our Board of Directors, our Board of Directors considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of our Board of Directors at that point in time. Our Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in our Board of Director activities including attendance at and active participation in meetings of our Board of Directors, and not have other personal or professional commitments that would, in our Board’s judgment, interfere with or limit such candidate’s ability to do so. Our Board of Directors has no stated specific minimum qualifications that must be met by a candidate for a position on our Board of Directors.

Our Board of Directors will consider nominees recommended by stockholders. A Sequential Brands Group stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of the Company beneficially owned and (iv) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934. The recommendation should be addressed to our Secretary. For a stockholder recommendation to be considered by our Board of Directors as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals for such meeting. If a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in our bylaws as they pertain to director nominations.

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Based on the foregoing and the Company’s obligations pursuant to that certain Stockholders Agreement dated February 22, 2012, by and among the Company, Colin Dyne, TCP WR Acquisition, LLC and the other stockholders party to the agreement (which agreement is described below under the heading “Certain Relationships and Related Transactions”), the Board of Directors nominated Colin Dyne and William Sweedler for re-election as a Class I members of the Board of Directors, subject to stockholder approval, for a three-year term ending on or around the date of the 2015 Annual Meeting of Stockholders.

Board Leadership Structure.

In connection with the closing of our financing transaction with TCP WR Acquisition, LLC in February 2012, Mr. Sweedler was appointed as the Chairman of our Board of Directors, replacing Mr. Dyne in such capacity, with Mr. Dyne remaining our Chief Executive Officer, Chief Financial Officer and Secretary. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the stockholders; and our overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing our business and leverage the experience and perspectives of our Chairman, who has a deep knowledge of the apparel industry and significant experience in managing and developing brands. The Board, however, periodically reviews the leadership structure and may make changes in the future.

Board Oversight of Risk Management.

Our Board of Directors and our newly formed committees have the responsibility for the oversight of risk management. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our company. The involvement of our Board of Directors and committees in setting our business strategy is a key part of our assessment of risk management and the determination of what constitutes an appropriate level of risk for our company. Members of our Board discusses with management our major risk exposures, their potential impact on our company and the steps taken to manage these risks. In addition, our Board and its committees may retain, on such terms as they determine, in their sole discretion, independent legal, financial and other consultants and advisors to advise and assist them in fulfilling their oversight responsibilities.

Compensation of Directors and Officers. During our fiscal year ended December 31, 2011, our full Board of Directors determined the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. Following the formation of the Compensation Committee, our Compensation Committee will complete the functions previously performed by our full Board. While our Compensation Committee may utilize the services of consultants in determining or recommending the amount or form of executive and director compensation, we do not at this time employ consultants for this purpose.

Code of Ethics. We have adopted a Code of Ethics applicable to all of our Board members and to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. The Code of Ethics has been publicly filed with the SEC as an exhibit to our Annual Report on Form 10-K. Our code of ethics is posted on our Internet website located at www.sequentialbrands.com in the section titled “Investor Relations—Corporate Governance.” You may also request a copy of the Code of Ethics by writing or calling us at:

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Sequential Brands Group, Inc.

Attn: Investor Relations

17383 Sunset Boulevard, Suite A310

Pacific Palisades, CA 90272

(213) 745-2123

Any waiver of the Code of Ethics pertaining to a member of our Board or one of our executive officers will be disclosed in a report on Form 8-K filed with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2011, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except for the filing of one late report on Form 4 reporting late one transaction by Andrea Sobel and one late report on Form 3 reporting one late transaction by Monto Holdings (Pty) Ltd.

Litigation: Shareholder Derivative Complaint. On January 17, 2012, plaintiff RP Capital, LLC filed a shareholders’ derivative complaint in the Superior Court of the State of California, County of Los Angeles, Case Number BC477118 against the Company and current and former directors, Colin Dyne, Kenneth Wengrod, Susan White and Dean Oakey. The case alleges that the defendants (i) breached their fiduciary duties to the Company for failing to properly oversee and manage the Company, (ii) were unjustly enriched, (iii) abused their control, (iv) grossly mismanaged the Company, (v) wasted corporate assets, (vi) engaged in self-dealing, and (vii) breached their fiduciary duties by disseminating false and misleading information. The plaintiffs seek (i) judgment against the defendants in favor of the Company for the amount of damages sustained by the Company as a result of the defendants’ alleged breaches of their fiduciary duties; (ii) judgment directing the Company to take all necessary actions to reform and improve its corporate governance and internal procedures to comply with applicable laws; (iii) an award to the Company of restitution from the defendants and an order from the court to disgorge all profits, benefits and other compensation obtained by the defendants from their alleged wrongful conduct and alleged fiduciary breaches and (iv) an award of costs and disbursements of the action, including reasonable fees for profession services. We believe these claims are without merit or substance, and intend to vigorously defend against these claims. The derivative complaint is in the early stages of discovery.

Certain Relationships and Related Transactions

Review and Approval of Related Party Transactions. We have adopted a Code of Ethics that applies to all employees and directors of the Company. This Code of Ethics requires that all of our employees and directors avoid engaging in activities that give rise to conflicts of interest, including engaging in any transactions with the Company, without first obtaining a waiver. Executive officers and directors are required to obtain such a waiver from our Board of Directors or an appropriate committee of our Board. There were no instances during 2011 in which an executive officer or director engaged in a related party transaction with the Company without first obtaining a waiver as required under our Code of Ethics.

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Reportable Related Party Transactions. Other than the employment arrangements described elsewhere in this proxy statement and the transactions described below, since January 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds $120,000; and

•	in which any director, director nominee, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Change of Control Transaction with TCP WR Acquisition, LLC

(i)	Entry into Securities Purchase Agreement

William Sweedler, Matthew Eby and Richard Gersten are each directors of the Company, and are the controlling members of Tengram Capital Associates, LLC which has the sole voting control over TCP WR Acquisition, LLC (“TCP”). On February 2, 2012, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with TCP pursuant to which we sold debentures, warrants and Series A Preferred Stock to TCP. At the second closing and as contemplated by the Purchase Agreement and the Stockholders Agreement (as described below), we increased the size of our Board of Directors from three members to six members and appointed William Sweedler, Matthew D. Eby and Richard Gersten to serve as directors.

The first of two closings of the financing occurred on February 3, 2012. At the first closing, we sold to TCP $3,000,000 in principal amount of Debentures, issued to TCP a Warrant to purchase 3,428,571 shares of Common Stock and issued to TCP 3,000 shares of Series A Preferred Stock.

The second and final closing of the financing occurred on February 22, 2012. At the second closing, we sold to TCP $11,500,000 in principal amount of Debentures, issued to TCP a Warrant to purchase 13,142,857 shares of common stock and issued to TCP 11,500 shares of Series A Preferred Stock.

The Purchase Agreement provides TCP with piggyback registration rights with respect to TCP’s shares of common stock, required the Company to pay TCP at the second closing a fee of 2.5% of the aggregate subscription amounts plus all legal and other fees and expenses incurred by TCP in connection with the Purchase Agreement, and requires the Company to pay TCP an annual monitoring fee of $250,000 at the second closing and on each one year anniversary of such date so long as TCP has the right under the Stockholders Agreement to nominate one or more directors to our Board.

In addition, the Purchase Agreement contains negative covenants that prohibit the Company and its subsidiaries from taking certain actions without TCP’s prior consent until the later of February 3, 2014 and the date that TCP’s beneficial ownership of Common Stock is less than 40% of our fully diluted Common Stock. The negative covenants apply to, with certain exceptions, issuing debt or equity securities; acquiring assets or equity interests of third parties, disposing of assets or equity interests of subsidiaries, entering into joint ventures, or engaging in other types of mergers and acquisitions transactions; paying or declaring dividends; settling litigation; entering into transactions with affiliates; dissolving or commencing bankruptcy proceedings; or changing our principal lines of business.

As a condition to TCP’s obligations under the Purchase Agreement, Colin Dyne entered into a lock-up agreement precluding Mr. Dyne from disposing of any of his shares of our Common Stock or other equity securities until July 31, 2012.

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(ii)	Description of Debentures

Pursuant to the terms of the Purchase Agreement, we sold $14,500,000 in principal amount of Variable Rate Senior Secured Convertible Debentures (the “Debentures”), convertible into shares of our common stock, $0.001 par value per share (“Common Stock”), at an initial conversion price of $0.175 per share (the “Conversion Price”). The Debentures have an interest rate of LIBOR, and in the event payment on the Debentures is accelerated as a result of an event of default, the rate of interest will increase to the lesser of 18% per annum or the maximum amount permitted under applicable law. Interest on the Debentures is payable, at our option, in cash or in Common Stock upon conversion of a Debenture (with respect to the principal amount then being converted) and on their maturity date. The Debentures are payable on or before January 31, 2015 and a Debenture may not be prepaid without the consent of the holder of the Debenture.

At any time after their issuance, the Debentures are convertible at the Conversion Price into shares of Common Stock at the option of a Debenture holder. On the maturity date, we may, in whole or in part, convert the then outstanding principal amount of each Debenture into shares of Common Stock at the Conversion Price. The Conversion Price is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The Conversion Price is also subject to adjustment in the event (i) we incur costs in excess of a specified amount in connection with the wind-down of our wholesale and retail businesses and, (ii) in certain circumstances, in the event a non-appealable monetary judgment is entered by a court against us, our subsidiaries or their assets for more than $1,250,000 (except to the extent covered by insurance) relating to events or circumstances arising prior to February 3, 2012.

(iii)	Description of Subsidiary Guarantee and Security Agreement

At the first closing of the financing, our subsidiaries, Versatile Entertainment, Inc. (“Versatile”), Bella Rose, LLC (“Bella Rose”), William Rast Sourcing, LLC (“William Rast Sourcing”), William Rast Licensing, LLC (“William Rast Licensing”) and William Rast Retail, LLC (“William Rast Retail”), executed a Subsidiary Guarantee in favor of TCP pursuant to which such subsidiaries guarantee our obligations under the Debentures (the “Subsidiary Guarantee”). In addition, the Company and the above mentioned subsidiaries entered into a security agreement (the “Security Agreement”) with TCP pursuant to which such parties granted to TCP a first priority security interest in all of their assets to secure our obligations under the Debentures and such subsidiaries’ obligations under the Subsidiary Guarantee.

(iv)	Description of Warrants

In connection with the sale of the Debentures, we issued to TCP warrants to purchase a number of shares of Common Stock equal to 20% of the aggregate number of shares of Common Stock issuable upon conversion of the Debentures (the “Warrants”). The Warrants are exercisable immediately after issuance and have a term of five years. The Warrants may be exercised at an initial exercise price per share of $0.175, which is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

(v)	Description of Series A Preferred Stock

Also in connection with the sale of the Debentures, we issued one share of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), for every $1,000.00 of principal amount of Debentures purchased by TCP, for a total of 14,500 shares of Series A Preferred Stock. The Series A Preferred Stock is designed to give holders of the Debentures certain voting rights while the Debentures remain outstanding. The rights, preferences, privileges and restrictions of the Series A Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock (“Certificate of Designation”), which we filed on February 3, 2012 with the Delaware Secretary of State. The Certificate of Designation includes the following terms:

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•	The authorized number of shares of Series A Preferred Stock is 19,400, having a par value $0.001 per share and a stated value of $1,000.00 per share (“Stated Value”).

•	Holders of Series A Preferred Stock are not entitled to dividends or any liquidation preference.

•	Series A Preferred Stock may only be transferred by a holder of such stock to a transferee if such transfer also includes a transfer to the transferee of $1,000.00 in principal amount of Debentures for each one share of transferred Series A Preferred Stock.

•	The holders of Series A Preferred Stock vote together as a single class with the holders of Common Stock on all matters requiring approval of the holders of Common Stock, except that each share of Preferred Stock is entitled to 5,714 votes per share (which is the number of shares of Common Stock a Debenture holder would receive if it converted $1,000.00 in principal amount of Debentures into Common Stock at a conversion price of $0.175), which number of votes per share is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions relating to the Company’s Common Stock.

•	As long as any shares of Series A Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designation, (b) amend our certificate of incorporation or other charter documents in any manner that adversely affects any rights of such holders, (c) increase the number of authorized shares of Series A Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

•	Upon conversion of the principal amount of a Debenture, in whole or in part, into shares of Common Stock or upon the repayment of the principal amount of a Debenture, in whole or in part, by us, we have the right to and will redeem from the Debenture holder at a price of $0.001 per share, a number of shares of Series A Preferred Stock determined by dividing (i) the outstanding principal amount of the Debenture that has been repaid or converted into Common Stock, as applicable, by (ii) the Stated Value.

(vi)	Description of Stockholders Agreement

At the second closing of the financing, the Company, TCP and Colin Dyne, the Company’s Chief Executive Officer and a director, entered into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which:

•	Following the second closing, our Board shall initially be comprised of six (6) directors and the initial persons serving on the Board shall be William Sweedler and Colin Dyne, who shall serve as Class I Directors, Matthew D. Eby and Susan White, who shall serve as Class II Directors, and Richard Gersten and Al Gossett, who shall serve as Class III Directors. William Sweedler also will serve as Chairman of the Board. The maximum size of the Board shall not be increased to greater than seven (7) directors except with the consent of Mr. Dyne and TCP.

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•	In connection with any director nominees to be submitted to holders of Common Stock for election at a stockholders’ meeting, TCP shall have the right to nominate a number of nominees for director such that the number of directors that will be serving on the Board (determined immediately following the election of directors and assuming that the director nominees designated by TCP are elected to the Board) that have been appointed or nominated by TCP equals three.

•	In connection with any director nominees to be submitted to holders of Common stock for election at a stockholders’ meeting, a committee of our Board comprised solely of directors then serving on the Board who were not nominated or appointed by TCP (the “Special Committee”), acting by majority vote, shall have the right to nominate a number of nominees for director such that the number of directors that will be serving on the Board (determined immediately following the election of directors and assuming that the director nominees designated by the Special Committee are elected to the Board) that have been nominated by the Special Committee or who were serving on the Board prior to the closing of the financing equals three.

•	All board nominees other than those described above, if any, to be presented to our stockholders for election will be designated by the full Board, acting by majority vote.

•	TCP and Dyne agree to vote all of their Common Stock and voting Preferred Stock, and to take all other necessary or desirable actions within such stockholder’s control, and the Company agrees to take all necessary and desirable actions within its control, to cause the election, removal and replacement of directors and members of committees as described in the Stockholders Agreement, including by voting all of such stockholder’s shares of Common Stock and voting Preferred Stock for the election of the Board’s nominees for director.

•	Mr. Dyne will provide TCP with a right of first refusal with respect to any shares of our voting securities that Mr. Dyne proposes to sell in a negotiated transaction.

•	TCP will provide Mr. Dyne with a tag-along right, providing Mr. Dyne with the right to sell his shares of our voting securities in a transaction where TCP is selling its shares of our voting securities.

•	We agree to provide TCP with a preemptive right, pursuant to which TCP will have the right, subject to certain exceptions set forth in the Stockholders Agreement, to acquire in a subsequent issuance of securities by us a number of offered securities that will allow TCP to maintain its percentage ownership of our voting securities.

(vii)	Change of Control

The holders of Series A Preferred Stock vote together as a single class with the holders of Common Stock on all matters requiring approval of the holders of Common Stock, except that each share of Preferred Stock is entitled to 5,714 votes. Therefore, after the second closing, TCP has the right to vote 82,853,000 shares of the Company’s Common Stock (which excludes any shares obtained upon exercise of the warrants). This represents 69.7% of our outstanding voting securities immediately after the second closing. The issuance of the securities to TCP in the financing will allow TCP to control all matters submitted for approval to the holders of Common Stock.

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Notwithstanding TCP’s ownership of 69.7% of our outstanding voting securities immediately after the second closing, TCP agrees in the Stockholders Agreement to limit to three, out of an initial total of six directors, the number of directors TCP has the right to nominate for election to the Board. A Special Committee of the Board comprised solely of directors then serving on the Board who were not nominated or appointed by TCP shall have the right to nominate the other three directors. If the size of the Board is increased to seven directors, the additional director will be appointed to the Board by a majority vote of the entire Board of Directors. Consequently, pursuant to the Stockholders Agreement, and notwithstanding TCP’s ownership of a majority of our voting securities, TCP will not have the right to elect a majority of the directors serving on the Board.

Transactions with Colin Dyne

Colin Dyne became our Chief Executive Officer and a director on May 21, 2007 and our Chief Financial Officer effective as of December 31, 2010. Mr. Dyne served as Vice Chairman of the Board of Directors of Talon International, Inc. (OTCBB: TALN), owner of Talon zippers, until July 2010. Mr. Dyne founded Tag-It, Inc., a subsidiary of Talon, in 1991. Mr. Dyne served as Talon’s President from inception and as its Chief Executive Officer from 1997 to 2005. During the years ended December 31, 2011 and 2010, we purchased trim products from Talon amounting to approximately $226,000 and $123,000, respectively.

During the year ended December 31, 2011, Mr. Dyne loaned us $230,000 in the form of unsecured, non-interest bearing advances. There were no formal terms of repayment, however, the entire balance was repaid to Mr. Dyne in 2011.

Transaction with Mobility Special Situations I, LLC

On August 13, 2010, our subsidiary, William Rast Licensing, entered into a promissory note in the amount of $750,000 with Mobility Special Situations I, LLC (“Mobility”), an entity owned in part by Mark Dyne, the brother of our Chief Executive Officer, Colin Dyne, and New Media Retail Concepts, LLC, an entity owned by Gerard Guez, a significant beneficial owner of our common stock. The promissory note had an interest rate of 8%, payable monthly in arrears, and was due February 13, 2012. The promissory note was secured by the assets of William Rast Licensing and was guaranteed by our other entities under common control, including Sequential Brands Group, William Rast Sourcing, William Rast Retail, Bella Rose and Versatile Entertainment. The outstanding principal and interest balances of this promissory note were paid in full in February 2012 with the proceeds received from the Purchase Agreement as further described above.

In connection with the promissory note discussed above, we also entered into an asset purchase agreement with New Media Retail Concepts, LLC and ECA Holdings II, LLC, an entity affiliated with Mark Dyne, on August 13, 2010. In exchange for $750,000 cash, we sold 50% of any future net proceeds, after legal fees and expenses, that we may receive as a result of our litigation with Charlotte Russe. We were not required to repay the $750,000 cash proceeds received from the asset purchase agreement regardless of a favorable or unfavorable outcome of the Charlotte Russe litigation. New Media Retail Concepts, LLC and ECA Holdings II, LLC received from Charlotte Russe, in respect to the interest they acquired in the litigation, a combined amount of $2.9 million of the settlement amount paid by Charlotte Russe pursuant to the settlement agreement entered into by all parties to the litigation on February 3, 2011.

We entered into the above mentioned promissory note and asset purchase agreement in order to fund a shortfall in cash flow from operations resulting from our litigation with Charlotte Russe. We experienced a significant decreased in net sales and cash flows from operations of our People’s Liberation business, and also incurred significant legal and other expenses related to the litigation. The $750,000 purchase price of the asset purchase agreement was determined to be the fair value of the transactions, which included the $750,000 promissory note, based on management’s evaluation of alternative financing arrangements and current market conditions. At the time we entered into these transactions, management in consultation with legal counsel, was unable to determine if we would prevail or, if in the event we did prevail, what the range of potential settlement could be.

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Transaction with Justin Timberlake

In May 2010, our subsidiary, William Rast Sourcing, LLC, entered into a design and licensing agreement with the Target Corporation. During the year ended December 31, 2011, Target made a direct payment of $250,000 to Justin Timberlake, a minority interest holder of William Rast Sourcing, on our behalf for his services related to the Target agreement.

Transaction with FTC Commercial Corp.

Kenneth Wengrod, a former member of our Board of Directors, currently serves as President of FTC Commercial Corp., a company which he founded in 2002 and in which he continues to hold a minority equity position. We were party to a factoring agreement with FTC. As of December 31, 2010, total factored accounts receivable with FTC amounted to approximately $92,000 and net outstanding advances amounted to approximately $43,000. Mr. Wengrod resigned from our Board of Directors on July 12, 2010. Our factoring agreement with FTC was terminated in 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation paid for services provided to us in all capacities for each of the two fiscal years ended December 31, 2011 and 2010 as to Colin Dyne, the only person serving as our Chief Executive Officer during 2011 and Andrea Sobel, the only other executive officer who was serving as an executive officer at the end of the 2011 fiscal year whose compensation exceeded $100,000 (referred to as named executive officers).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All Other Compensation (2) ($)	Total ($)
Colin Dyne Chief Executive	2011	395,004	275,000	71,000	61,407	802,411
Officer and Chief	2010	395,004	-	-	63,688	458,692
Financial Officer
Andrea Sobel President of	2011	200,016	25,000	6,128	16,446	247,590
Licensing	2010	200,016	-	-	17,688	217,704

(1)	The amounts in this column represent the grant date fair value with respect to stock options granted in the applicable fiscal year. The amount does not reflect the actual value that may be realized by the named executive officer which depends on the value of our shares in the future.

(2)	Other compensation indicated in the above table consists of medical and disability insurance and car allowances and expenses. Included in other compensation for Mr. Dyne for the year ended December 31, 2011 and 2010 are approximately $29,000 and $27,000 of medical insurance expenses, respectively and a car allowance of $2,000 per month.

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Narrative Disclosure to Summary Compensation Table

During our fiscal year ended December 31, 2011, we did not have a separate compensation committee and therefore, our executive compensation program was administered by our Board of Directors. The Board was responsible for, among other functions, administering our stock incentive plan, and negotiating, reviewing and awarding the annual salary, bonus, stock options and other benefits of our executive officers.

Compensation Philosophy

The objectives of our executive compensation program include the following:

•	Alignment – to align the interests of executives and stockholders through equity-based compensation awards;

•	Retention – to attract, retain and motivate highly qualified, high performing executives to lead our growth; and

•	Performance – to provide rewards that are dependent upon the executive’s achievements and company performance.

Compensation Elements

We compensate senior executives through a variety of components, including base salary, annual incentives, equity incentives, and benefits and perquisites, in order to provide our executives with an overall compensation package which we believe is competitive. The mix and value of these components are impacted by a variety of factors, such as negotiations of an executive with us, the executive’s position within the Company, and the overall performance of the Company and the individual. The purpose and key characteristics for each component are described below.

Base Salary

Base salary provides executives with a steady income stream and is based upon the executive’s level of responsibility, experience, individual performance and contributions to our overall success.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to align a portion of total pay opportunities for executives to the attainment of our company’s performance goals, as well as performance goals of the individual.

Equity Incentives

Equity incentives are intended to align senior executive and stockholder interests by linking a portion of executive pay to long-term stockholder value creation and financial success over a multi-year period. Equity incentives are also provided to our executives to attract and enhance the retention of executives and other key employees and to facilitate stock ownership by our senior executives. The Board considers individual and company performance when determining long-term incentive opportunities.

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Health & Welfare Benefits

The named executive officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees and officers, with the exception of Colin Dyne and Andrea Sobel (as further described below). In the future, we may include severance provisions in employment agreements of our executive officers that could be triggered in the event of involuntary termination without cause or in the event of a change in control.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our named executive officers with automobile allowances that we believe are consistent with current market practices. Our executives also may participate in our 401(k) plan.

Process for Setting Executive Compensation

When making pay determinations for named executive officers, the Board (or, on a going forward basis, our Compensation Committee) may consider factors including: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace and (4) the recommendation of our Chief Executive Officer. The Board (or our Compensation Committee going forward) may also consider compensation information from data gathered from annual reports and proxy statements from companies that the Board (or the Compensation Committee) generally considers comparable to our company. Ultimately, our Board (or the Compensation Committee) uses its judgment when determining how much to pay our executive officers and attempts to set the pay for our executive officers at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving our long-term objectives.

Compensation for Fiscal Year Ended December 31, 2011

In the fiscal year ended December 31, 2011, we compensated our executive officers through base salary, bonuses and perquisites, which consisted of medical and disability insurance and car allowances and expenses. The following is a description of the material terms of each of our named executive officer’s employment arrangements with us:

Colin Dyne

On May 21, 2007, our Board of Directors appointed Colin Dyne as our Chief Executive Officer and Co-Chairman of the Board of Directors, and Mr. Dyne became our Chief Financial Officer effective December 30, 2010. Mr. Dyne received a base salary of $395,000 during 2010 and 2011 and also received medical insurance reimbursements and an auto allowance of $2,000 per month. As determined by our Board of Directors based on the our performance, Mr. Dyne did not receive annual bonuses for the years ended December 31, 2011 and 2010. However, on February 3, 2011, a cash bonus of $275,000 was paid to Mr. Dyne in connection with the successful resolution of our litigation with Charlotte Russe. On February 3, 2011, Mr. Dyne was also awarded an option to purchase 3,000,000 shares of our common stock at an exercise price of $0.15 per share. The option has a term of ten years, vested immediately, and was granted outside our 2005 Stock Incentive Plan. The option was granted to Mr. Dyne as compensation for personal guaranties Mr. Dyne provided in connection with our factoring arrangements.

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On December 14, 2011, we entered into an employment agreement with Colin Dyne pursuant to which Mr. Dyne will continue to serve as our Chief Executive Officer for a term of five years, which term will automatically renew for successive one year periods unless we or Mr. Dyne elect not to extend the term of the agreement.  During the term of the Agreement, Mr. Dyne will receive a base salary of $650,000 per annum which is subject to increase and will be eligible to receive an annual cash performance bonus.

In the event Mr. Dyne’s employment is terminated without cause or by Mr. Dyne for good reason, Mr. Dyne will receive all earned but unpaid base salary and accrued but unpaid vacation through the date of termination as well as earned bonuses that have not been paid for prior fiscal years (collectively, the “accrued obligations”).  Mr. Dyne will also receive a severance amount equal to the greater of (i) 1.5 times his base salary then in effect and (ii) an amount equal to the base salary that Mr. Dyne would have received for the remainder of the term of the agreement had Mr. Dyne’s employment continued until the end of the employment period.  In addition, Mr. Dyne will receive a pro-rated annual bonus for the year in which he was terminated (the “pro-rated bonus”) and all outstanding equity awards previously granted to Mr. Dyne will accelerate and become fully vested on the date of his termination.

If Mr. Dyne’s employment is terminated as a result of his death or disability, we will pay to Mr. Dyne or his estate all accrued obligations, a lump sum equal to 100% of his then effective base salary and the pro-rated bonus.  In addition, all outstanding equity awards previously granted to Mr. Dyne will accelerate and become fully vested on the date of his termination.  In the event Mr. Dyne is terminated for cause or Mr. Dyne terminates his employment without good reason, we will have no further obligations to Mr. Dyne except to pay Mr. Dyne all accrued obligations.

Andrea Sobel

On May 22, 2008, Andrea Sobel was appointed our Executive Vice President of Branding and Licensing. On January 31, 2012, Ms. Sobel was appointed our President of Licensing. Ms. Sobel entered into an employment agreement with us on May 16, 2008. Pursuant to the agreement, Ms. Sobel is employed on an "at-will" basis, and received an initial base salary of $200,000 per annum. Ms. Sobel also received medical insurance reimbursements and an automobile allowance of $500 per month. Ms. Sobel did not receive annual bonuses for the years ended December 31, 2011 and 2010. However, on February 3, 2011, a cash bonus of $25,000 was paid to Ms. Sobel in connection with the successful resolution of the Company’s litigation with Charlotte Russe. On February 3, 2011, our Board of Directors approved an award to Ms. Sobel of options to purchase 500,000 shares of common stock at an exercise price of $0.15 per share. The options have a term of ten years and vest in thirty equal monthly installments beginning February 1, 2011 through August 1, 2013.

On December 14, 2011, we entered into an employment agreement with Ms. Sobel pursuant to which Ms. Sobel will serve as our President of Licensing for a term of three years, which term will automatically renew for successive one year periods unless we or Ms. Sobel elects not to extend the term of the agreement.  During the term of the agreement, Ms. Sobel will receive a base salary of $250,000 per year, which is subject to increase and will be eligible to receive an annual cash performance bonus.  Pursuant to the agreement, Ms. Sobel was also granted a ten year option to purchase 750,000 shares of common stock at an exercise price of $0.20 per share.  The options vest in equal quarterly installments over a period of three years beginning on March 14, 2012.

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In the event Ms. Sobel’s employment is terminated without cause, Ms. Sobel will receive all earned but unpaid base salary and accrued but unpaid vacation through the date of termination as well as earned bonuses that have not been paid for prior fiscal years.  Ms. Sobel will also receive a severance amount equal to 2.0 times her base salary then in effect if she is terminated without cause in the first year of her agreement and if she is terminated without cause after the first year of her agreement, Ms. Sobel will receive a severance amount equal to the base salary that Ms. Sobel would have received for the remainder of the term of the agreement had Ms. Sobel’s employment continued until the end of the employment period.  In addition, if Ms. Sobel is terminated without cause, all outstanding equity awards previously granted to Ms. Sobel will accelerate and become fully vested on the date of her termination.

Outstanding Equity Awards at Fiscal Year-End 2011

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2011. None of the named executive officers exercised options during the fiscal year ended December 31, 2011.

		Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Grant Date	Exercisable	Unexercisable	Price ($)	Date
Colin Dyne	February 3, 2011 (1)	3,000,000	—	0.15	February 3, 2021

Andrea Sobel	May 16, 2008 (2)	200,000	—	0.40	May 16, 2018
	June 12, 2009 (3)	28,125	16,875	0.20	June 12, 2019
	February 3, 2011 (4)	183,333	316,667	0.15	February 3, 2021
	December 14, 2011 (5)	—	750,000	0.20	December 14, 2021

(1)	These options vested immediately on the date of grant.

(2)	These stock options vested 50% on May 1, 2009, and the remaining 50% vested in equal monthly installments thereafter through October 1, 2010.

(3)	These stock options vest 25% on June 12, 2010 and the remaining 75% vest in equal monthly installments thereafter through July 12, 2013.

(4)	These stock options vest in thirty equal monthly installments beginning February 1, 2011 through August 1, 2013.

(5)	These stock options vest in equal quarterly installments over three years beginning March 14, 2012 through December 14, 2014.

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Director Compensation

The following table details the total compensation earned by our non-employee directors in 2011:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dean Oakey (1)	10,000	-	-	10,000

Susan White	10,000	-	-	10,000

Al Gossett (2)	-	-	-	-

Total	20,000	-	-	20,000

(1)  Mr. Oakey resigned from our Board of Directors on November 21, 2011.

(2)  Mr. Gossett was appointed to our Board of Directors on December 14, 2011.

The general policy of our Board is that compensation for non-employee directors should be a mix of cash and equity based compensation. We do not pay management directors for Board service in addition to their regular employee compensation. Currently, we pay our non-employee directors an annual fee of $10,000. Our directors are also reimbursed for travel expenses associated with attendance at Board meetings. There were no reimbursements for travel expenses for the year ended December 31, 2011.

We do not have a formal policy with regard to option grants to our Board of Directors. However, when a director is elected or appointed to our Board, we generally follow a practice of granting options to such director to purchase up to 30,000 shares of our common stock, with the size of the option grant being determined based on the number of months the new director will serve as a director in the fiscal year in which the option grant is awarded. Thereafter, we generally issue annual option grants to all non-employee directors to purchase up to 48,000 shares. In June 2011 and 2010, there were no option grants to our non-employee directors.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2011.

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders (1)	3,772,000	$0.42	1,728,000
Equity compensation plans not approved by security holders	19,690,000	$0.12	—
Total	23,462,000		1,728,000

(1)	Consists of shares underlying our 2005 Stock Incentive Plan, of which an aggregate of 5,500,000 shares have been reserved for issuance. All outstanding awards under the 2005 option plan consist of stock options.

Material Features of Individual Equity Compensation Plans not Approved by Stockholders

On August 18, 2011, we issued a warrant to purchase 12,500,000 shares of our common stock to Monto Holdings (Pty) Limited (“Monto”) in conjunction with the issuance of a note payable in the amount of $1,000,000 to Monto. The warrant has an exercise price of $0.08, a term of five years and is exercisable immediately. No proceeds were received by us as a result of the warrant issuance.

On June 24, 2011, we issued a warrant to purchase 3,750,000 shares of our common stock to Monto in connection with an asset purchase agreement pursuant to which we sold Monto a $750,000 receivable. The warrant has an exercise price of $0.20, a term of five years and is exercisable immediately. No proceeds were received by us as a result of the warrant issuance.

On February 3, 2011, Colin Dyne, our Chief Executive Officer, was awarded an option to purchase 3,000,000 shares of our common stock at an exercise price of $0.15 per share. The option has a term of ten years, vested immediately, and was granted outside our 2005 Stock Incentive Plan. The option was granted to Mr. Dyne as compensation for personal guaranties Mr. Dyne provided in connection with our factoring arrangements.

Effective October 1, 2007, we entered into a consulting agreement with Europlay Capital Advisors, LLC. Under the terms of the consulting agreement, Europlay Capital Advisors acted as our exclusive financial advisor to raise capital and provide other financial advisory and investment banking services to us for a term of one year. In conjunction with the consulting agreement, we issued to Europlay Capital Advisors a warrant to purchase 250,000 shares of our common stock at an exercise price of $0.50 per share. The warrant is fully vested and has a term of five years. No proceeds were received by us as a result of the warrant issuance.

On November 13, 2007, we issued a warrant to purchase 150,000 shares of our common stock to Tennman WR-T, Inc. The warrant has an exercise price of $0.40, vested immediately and has a term of five years. No proceeds were received by us as a result of the warrant issuance.

On March 19, 2008, we issued a warrant to purchase 40,000 shares of our common stock to CCG Investor Relations for consulting services. The warrant has an exercise price of $0.50, a five-year term and vested over the 9-month term of the service contract. No proceeds were received by us as a result of the warrant issuance.

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REPORT OF THE BOARD ON AUDIT COMMITTEE FUNCTIONS

During our fiscal year ended December 31, 2011, we did not have an Audit Committee. For the fiscal year ended December 31, 2011, our Board of Directors performed the duties of an Audit Committee. The Board of Directors has furnished the following report:

The role of the Board of Directors is to oversee the Company’s financial reporting processes. Management of Sequential Brands Group has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting processes, principles and internal controls. The independent auditors are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In fulfilling its responsibilities with respect to the financial statements for fiscal year 2011, the Board of Directors:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management and Weinberg and Company (the “Auditors”), the Company’s independent auditors;

•	Reviewed and discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended;

•	Received written disclosures and the letter from the Auditors regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board. The Board discussed with the Auditors their independence;

•	Considered whether the Auditors’ provision of non-audit services is compatible with maintaining their independence; and

•	Discussed with management and the Auditors the adequacy of the Company’s internal controls.

Based on the reviews and discussions referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

The information in this Report of Board of Directors shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

Board of Directors
Colin Dyne
Al Gossett
Susan White
Matthew Eby

Richard Gersten

William Sweedler

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of April 30, 2012 by:

•	each of the executive officers listed in the summary compensation table;

•	each of our directors and our director nominees;

•	all of our directors and executive officers as a group; and

•	each stockholder known to us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options, warrants and other derivative securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of April 30, 2012 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or other convertible security for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 36,002,563 shares of our common stock outstanding on April 30, 2012. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Sequential Brands Group, Inc., 17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA 90272.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

Executive Officers and Directors:
Colin Dyne (1) Director, Chief Executive Officer, Chief Financial Officer and Secretary	10,531,560	27.0%
William Sweedler (2) Chairman of the Board of Directors	99,428,570	73.4%
Matthew Eby (2) Director	99,428,570	73.4%
Richard Gersten (2) Director	99,428,570	73.4%
Al Gossett	-	-
Susan White (3) Director	102,000	*
Andrea Sobel (4) President of Licensing	933,020	*

Named Directors and officers as a group (7 persons) (5)	110,995,150	79.6%

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding

5% Stockholders:
Gerard Guez (6)	10,698,387	29.7%
Monto Holdings (Pty) Ltd. (7)	16,250,000	31.1%
TCP WR Acquisition LLC (2)	99,428,570	73.4%

__________________________

*	Less than 1%

(1)	Consists of 7,531,560 shares of common stock and options to purchase 3,000,000 shares of common stock.

(2)	Consists of debentures convertible into 82,857,142 shares of our common stock and 16,571,428 warrants to purchase shares of our common stock at an exercise price of $0.175 per share issued to TCP WR Acquisition LLC. Our directors, William Sweedler, Matthew Eby and Richard Gersten, as co-managing members of Tengram Capital Associates, LLC, which is the managing member of TCP WR Acquisition, LLC, exercise voting and investment authority over the shares issuable upon conversion of the debentures and the shares issuable upon exercise of the warrants held by this company. The address of TCP WR Acquisition LLC is 15 Riverside Avenue, Floor 1, Westport, CT 06880.

(3)	Consists of 102,000 options to purchase common stock.

(4)	Consists of 933,020 options to purchase common stock.

(5)	Consists of 7,531,560 shares of common stock, options to purchase 4,035,020 shares of common stock, debentures convertible into 82,857,142 shares of our common stock and 16,571,428 of warrants to purchase shares of our common stock at an exercise price of $0.175 per share.

(6)	Consists of 10,698,387 shares of common stock. The address of Gerard Guez is 9000 Sunset Boulevard, Penthouse West Hollywood, CA 90069.

(7)	Consists of 3,750,000 warrants to purchase shares of common stock at an exercise price of $0.20 per share and 12,500,000 warrants to purchase our common stock at an exercise price of $0.08 per share. Ronald Dyne exercises voting and investment authority over the shares issuable upon exercise of the warrants held by this company. The address of Monto Holdings (Pty), Ltd. is Level 3, 100 New South Head Road, Edgecliff NSW 2027.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DESCRETION OF THE BOARD OF DIRECTORS

Summary

Our Board of Directors has unanimously adopted resolutions approving and declaring advisable a proposal to amend our Certificate of Incorporation to effect a reverse stock split of all our outstanding shares of common stock at a ratio within a range of 1-for-5 to 1-for-15. If this proposal is approved, the Board of Directors will have the authority to determine, within twelve months from the Annual Meeting, whether to implement the reverse stock split and the exact amount of the reverse stock split within this range if it is to be implemented. If the Board of Directors determines to implement the reverse stock split, it will become effective after filing the amendment with the Secretary of State of the State of Delaware. Even if the stockholders approve the reverse stock split, it is within the discretion of our Board of Directors when, if at all, to effect the reverse stock split within twelve months from the Annual Meeting, and to select the exchange ratio within the approved range. Such determination will be based upon many factors, including existing and expected marketability and liquidity of our common stock, prevailing market trends and conditions and the likely effect of the reverse stock split on the market price of our common stock. If the reverse split is implemented, the number of issued and outstanding shares of our common stock would be reduced in accordance with the exchange ratio selected by our Board of Directors. In connection with the reverse split, the total number of authorized shares of our common stock would not, however, be reduced from the current total of 150,000,000.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

Our Board of Directors is seeking stockholder approval of the reverse stock split in order to increase our stock price and to increase the number of shares of our common stock that are available for issuance as further described below.

Our Board of Directors believes that approval of the amendment to effect the reverse stock split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

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Purpose of the Reverse Stock Split

The purpose for seeking approval to effect the reverse stock split is to (i) increase the market price per share of our common stock and (ii) to make additional shares of our common stock available for issuance. We believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the marketability and liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

The purpose of seeking stockholder approval of a range of exchange ratios from 1-for-5 to 1-for-15 (rather than a fixed exchange ratio) is to provide us with the flexibility to achieve the desired results of the reverse stock split. If the stockholders approve this proposal, the Board of Directors would implement a reverse stock split only upon its determination that a reverse stock split would be in our best interests at that time. If the Board of Directors were to effect a reverse stock split, the Board of Directors would set the timing for the reverse stock split and select the specific ratio within the ratio described in this proxy statement. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the effective date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors. If the Board of Directors does not implement the reverse stock split within twelve months from the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Director reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

For the above reasons, we believe that having the ability to effect the reverse stock split could improve the marketability and liquidity of our common stock, and is therefore in the best interests of the Company and our stockholders.

The reverse stock split will also enable us to meet our obligation under the Securities Purchase Agreement to make available a sufficient number of authorized shares of common stock available for issuance upon the exercise of the warrants and conversion of certain debentures issued pursuant to such agreement (see the heading “Certain Relationships and Related Transactions” for further information on the Securities Purchase Agreement).

However, we cannot assure you that the reverse stock split will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances to ours is varied. The market price of our common stock may vary based on other factors which are unrelated to the number of shares outstanding, including our future performance.

Principal Effects of the Reverse Stock Split

Common Stock Holdings. If the amendment to our Certificate of Incorporation to give effect to the reverse stock split is approved at the Annual Meeting and the Board of Directors determines to effect the reverse stock split, a certificate of amendment to the Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware. Each issued share of common stock immediately prior to the effective time of the reverse stock split will automatically be changed, as of the effective time of the reverse stock split, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our stock plans, as well as to the number of shares issuable under, and the exercise price of, our outstanding options and warrants. Similarly, proportional adjustments will be made to the conversion prices of any outstanding convertible notes.

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Because the reverse stock split would apply to all issued shares of our common stock, the proposed reverse stock split would not alter the relative rights and preferences of existing stockholders nor affect any stockholder’s proportionate equity interest in us (except for the effect of eliminating fractional shares).

The following table sets forth the approximate percentage reduction in the outstanding shares of our common stock and the approximate number of shares of our common stock that would be outstanding as a result of the reverse stock split at various ratios that the Board of Directors may determine in its discretion:

Proposed Reverse Stock Split Ratio	Percentage Reduction In Outstanding Shares	Shares Outstanding After Reverse Stock Split (based on 36,002,563 shares of our common stock issued and outstanding immediately prior to reverse split)*	Shares Outstanding After
Reverse Stock Split
(based on 118,855,563 shares of
our common stock issued and
outstanding immediately prior to
the reverse split, assuming the
conversion of $14,500,000 of
			debentures into common stock)*
1-for-5	80%	7,200,513	23,771,113
1-for-10	90%	3,600,256	11,885,556
1-for-15	93.33%	2,400,171	7,923,704

* Approximate; does not account for elimination of fractional shares.

Stockholders should note that it is not possible to accurately predict the effect of the reverse stock split on the market prices for the common stock, and the history of reverse stock splits is varied. In particular, there is no assurance that the price per share of the common stock after the reverse stock split will increase in an amount proportionate to the decrease in the number of issued and outstanding shares, or will increase at all. In addition, there can be no assurance that the market price of the common stock immediately after the reverse stock split will be maintained for any period of time. Further, because some investors may view the reverse stock split negatively, there can be no assurance that approval of this proposal or the actual implementation of the reverse stock split would not adversely affect the market price of the common stock.

“Public Company” Status. Our Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect our status as a public company or this registration under the Exchange Act. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

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Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Incorporation presently authorizes 150,000,000 shares of common stock and 10,000,000 shares of preferred stock. In the event the Board decides to implement a reverse split, the number of authorized shares of our common stock would not change. In addition, the Board would not decrease the number of authorized shares of preferred stock and the reverse stock split would not change the number of authorized shares of preferred stock. Following a reverse split, the number of shares remaining available for issuance by us in the future would increase, as the number of outstanding shares following the reverse split would be significantly less than 150,000,000, as illustrated in the above table.

These additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware corporation law. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of us.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If the stockholders approve the reverse stock split, the Board of Directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, the Board of Directors will consider a number of factors, including market conditions, existing and expected trading prices of our common stock, our additional funding requirements and the amount of our authorized but unissued common stock.

Fractional Shares

No fractional shares of common stock will be issued as a result of the proposed reverse stock split. In lieu of issuing fractional shares, we intend to directly pay each stockholder who would otherwise have been entitled to a fraction of a share an amount in cash equal to the closing sale price of the common stock, as quoted on the OTCQB on the Effective Date, multiplied by the fractional share amount. The number of shares which will result in fractional interests cannot be precisely predicted, as we cannot determine in advance the number of stockholders whose total holdings will not be evenly divisible by the applicable ratio at which the reverse stock split may be implemented.

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No Dissenters’ Rights

Under Delaware law, our s stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split. It does not address any state, local or foreign income or other tax consequences, which may vary significantly depending upon the jurisdiction and the status of the stockholder/taxpayer. It applies to you only if you held pre-reverse stock split common stock, and if you hold your post-reverse stock split common stock, as capital assets for tax purposes. This discussion does not apply to you if you are a member of a class of holders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of common stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of common stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse stock split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split (except to the extent of cash received in lieu of a fractional share). The aggregate adjusted basis of the post-reverse stock split shares of common stock received will be the same as the aggregate adjusted basis of the common stock exchanged for such new shares, reduced by the amount of the adjusted basis of any common stock exchanged for such new shares that is allocated to any fractional share for which cash is received. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered. A stockholder who receives cash in lieu of a fractional share of new common stock generally will recognize taxable gain or loss equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of old common stock allocated to the fractional share. If the shares of old common stock allocated to the fractional shares were held by the stockholder as capital assets, the gain or loss resulting from the payment of cash in lieu of the issuance of a fractional share will be taxed as capital gain or loss. Such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less and long term if held more than one year.

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Payment of cash in lieu of fractional shares within the United States or through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that it is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the Internal Revenue Service.

Tax Consequences to the Company. We do not expect to recognize any gain or loss as a result of the reverse stock split.

Accounting Consequences

Following the date of the reverse stock split, if any, the par value of our common stock would remain unchanged at $0.001 per share after the reverse stock split. The additional paid-in capital as designated on our consolidated balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. In addition, the net income or loss and net book value per share of common stock will be increased because there will be fewer shares of the common stock outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the reverse stock split.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the reverse stock split is approved at the Annual Meeting and the Board of Directors determines to effect the reverse stock split, the reverse stock split will become effective as of 4:30 p.m. Eastern Time on the effective date of the applicable certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing. We refer to this time and date as the “Effective Date.” Except as explained above with respect to fractional shares, on the Effective Date, each share of our common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined, converted and changed into that fraction of a share of our common stock as determined by the ratio within the approved range implemented by the Board of Directors.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the reverse stock split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock also automatically will be adjusted on the Effective Date.

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Our transfer agent, Stalt, Inc., will act as the exchange agent for purposes of exchanging stock certificates subsequent to the reverse stock split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Certificates representing shares of common stock issued in connection with the reverse stock split will continue to bear the same restrictive legends that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the reverse stock split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the reverse stock split would continue to be valid and would represent the adjusted number of shares, based on the ratio of the reverse stock split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-reverse stock split shares upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the reverse stock split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Vote Required and Recommendation

The affirmative vote, in person or by proxy, of the holders of a majority of our outstanding common stock and Series A Preferred Stock, voting together as a single class, will be required to approve the proposed amendment to our Certificate of Incorporation to effect the reverse stock split.

Our Board of Directors adopted resolutions on April 12, 2012, declaring that an amendment to the Certificate of Incorporation to effect the reverse stock split may be advisable and in our best interests and in the best interests of our stockholders and recommends that our stockholders vote “FOR” the amendment to the Certificate of Incorporation to give effect to the reverse stock split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE FOREGOING PROPOSAL TO APPROVE AN Amendment to OUR CERTIFICATE OF INCORPORATION to Effect a Reverse Stock Split.

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PROPOSAL NO. 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Weinberg and Company as our independent auditors for the fiscal year ending December 31, 2012. As a matter of good corporate governance, the Board of Directors has decided to submit its selection of the independent audit firm to our stockholders for ratification. If the selection of Weinberg and Company is not ratified by the majority of our voting securities present or represented at the Annual Meeting and entitled to vote on the matter, the Board of Directors will review its future selection of an independent registered public accounting firm in the light of that vote result. Weinberg and Company has no financial interest of any kind in Sequential Brand Group, except the professional relationship between auditor and client. Representatives of Weinberg and Company will be invited to attend the Annual Meeting. If a representative of Weinberg and Company does attend the Annual Meeting, the representative will have an opportunity to make a statement if he or she so chooses, and will be available to respond to questions from stockholders.

Change in Independent Auditor

On April 21, 2011, our Board of Directors approved the engagement of Weinberg and Company as our new independent registered public accounting firm and on April 22, 2011, Crowe Horwath LLP was dismissed as our independent registered public accounting firm.

During our fiscal years ended December 31, 2010 and 2009 and through April 21, 2011, we did not consult with Weinberg and Company on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Weinberg and Company did not provide either a written report or oral advice to us that Weinberg and Company concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. At our annual meeting of stockholders held on June 17, 2011, our stockholders ratified the appointment of Weinberg and Company as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Information Pertaining to Crowe Horwath LLP

The audit reports of Crowe Horwath LLP on the financial statements of the Company as of and for the fiscal years ended  December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of our financial statements for the fiscal years ended December 31, 2010 and 2009 and through April 21, 2011, there were: (i) no disagreements between the Company and Crowe Horwath LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in their reports on our financial statements for such fiscal years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

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We provided Crowe Horwath LLP a copy of the disclosures in our Current Report on Form 8-K filed on April 27, 2011 reporting the change in our independent registered public accounting firm and requested that Crowe Horwath LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with our statements under Item 4.01 of the Current Report on Form 8-K. A copy of the letter dated April 27, 2011, furnished by Crowe in response to that request is filed as Exhibit 16.1 to the 8-K.

Fees Paid to Independent Accountants

Audit Fees

Fees for audit and review services provided by Weinberg and Company totaled approximately $62,000 during the year ended December 31, 2011, including fees associated with the December 31, 2011 audit, and the reviews of our quarterly financial statements for the periods ended March 31, 2011, June 30, 2011 and September 30, 2011.

Fees for audit services provided by Crowe Horwath LLP totaled approximately $90,000 during the year ended December 31, 2011 for fees associated with our December 31, 2010 audit. Fees for audit and review services provided by Crowe Horwath LLP totaled approximately $149,000 during the year ended December 31, 2010, including fees associated with the December 31, 2010 audit, the reviews of our quarterly financial statements for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010, and the restatement of our financial statements for the annual and quarterly periods beginning January 1, 2008 through March 31, 2010.

Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services by our principal accountant that reasonably relate to the performance of the audit or review of our financial statements.

Tax Fees

There were no fees billed in each of the last two fiscal years for professional services by our principal accountant for tax compliance, tax advice, and tax planning.

All Other Fees

No other fees were incurred during the years ended December 31, 2011 and 2010 for services provided by Crowe Horwath LLP.

Generally, the Board approves in advance audit and non-audit services to be provided by our independent accounting firms. In other cases, in accordance with Rule 2-01(c)(7) of Securities and Exchange Commission Regulation S-X, the Board has delegated pre-approval authority to the Chairman of the Board for matters which arise or otherwise require approval between regularly scheduled meetings of the Board of Directors, provided that the Chairman reports such approvals to the Board at the next regularly scheduled meeting of the Board of Directors. No audit-related services were approved by the Board of Directors in accordance with Item 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal years ended December 31, 2011 and December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF WEINBERG AND COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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OTHER PROPOSALS

We are not aware of any other business to be presented to the meeting and we do not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

2013 STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2013 annual meeting of stockholders for inclusion in our proxy statement and proxy form relating to such annual meeting must submit such proposal to us at our principal executive offices no later than January 23, 2013. In addition, in the event a stockholder proposal is not received by the Company by April 8, 2013, the proxy to be solicited by the Board of Directors for the 2013 annual meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2013 annual meeting without any discussion of the proposal in the proxy statement for such meeting.

SEC rules and regulations provide that if the date of our 2013 annual meeting is advanced or delayed more than 30 days from first anniversary of the 2012 annual meeting, stockholder proposals intended to be included in the proxy materials for the 2013 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2013 annual meeting. If we determine that the date of the 2013 annual meeting will be advanced or delayed by more than 30 days from the first anniversary of the 2012 annual meeting, we will publicly disclose such change.

COMMUNICATIONS WITH DIRECTORS

You may communicate with our Board of Directors by sending communications via email to board@sequentialbrandsgroup.com or by telephoning the Secretary at the Company’s principal executive offices, who will then relay the communications to the Board of Directors.

Communications are distributed to the Board of Directors, or to any individual director, depending on the facts and circumstances described in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

SOLICITATION OF PROXIES

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. We may also reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable charges and expenses in connection with the distribution of proxy materials.

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ANNUAL REPORT

Our financial statements for the year ended December 31, 2011 are included in our 2011 Annual Report to Stockholders, which we are sending to our stockholders at the same time as this proxy statement. Our 2011 Annual Report on Form 10-K, which has been filed with the SEC, will be made available to stockholders without charge upon written request to the Corporate Secretary of Sequential Brands Group, Inc., at our principal executive offices, 17383 Sunset Boulevard, Suite A310 Pacific Palisades, CA 90272

By Order of the Board of Directors

/s/ William Sweedler
William Sweedler

Chairman of the Board

Los Angeles, California
May [__], 2012

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING EITHER BY FILING WITH THE CORPORATE SECRETARY OF PEOPLE’S LIBERATION, AT OUR PRINCIPAL EXECUTIVE OFFICES, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND EXPRESSING A DESIRE TO VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY CHANGE YOUR VOTE BY SUBMITTING NEW VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE. YOU MUST CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO FIND OUT HOW TO DO SO. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING IS ON JUNE 12, 2012
PLEASE RETURN YOUR PROXY IN TIME

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SEQUENTIAL BRANDS GROUP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation, formerly known as People’s Liberation, Inc. (the “Company”), hereby nominates, constitutes and appoints Colin Dyne and Susan White as proxies of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 12, 2012, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors’ nominees as a Class I Directors:

Colin Dyne	William Sweedler

☐ FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

☐ WITHHELD for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

_______________________________________________________________________________

The undersigned hereby confer(s) upon the proxy discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.    To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our outstanding common stock:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3. Proposal to ratify the selection of Weinberg and Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxy, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxy is authorized to vote in accordance with his best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXY.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May [__], 2012, relating to the Annual Meeting.

Dated:___________________________, 2012

Signature:_____________________________

Signature:_____________________________

Signature(s) of Stockholder(s)

(See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE OR FAX DIRECTLY TO STALT, INC. AT (650) 321-7113

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED
CERTIFICATE OF INCORPORATION
OF
SEQUENTIAL BRANDS GROUP, INC.

The undersigned, Colin Dyne, Chief Executive Officer of Sequential Brands Group, Inc. (the “Corporation”), a corporation organized and existing by virtue of the General Corporation Law (the “GCL”) of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

1.        The name of the Corporation is Sequential Brands Group, Inc. The original name of the Corporation is Philco Financial Management Corp., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 29, 1982.

2.        The terms and provisions of this Certificate of Amendment (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.        Article fourth, paragraph A, of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated as follows:

“A. Capital Stock: The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000 shares, of which 150,000,000 shares shall be classified as common stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares shall be classified as preferred stock, $0.001 par value per share (“Preferred Stock”). Effective as of 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment of Restated Certificate of Incorporation (the “Effective Time”), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares at the Effective Time (the “Old Common Stock”) shall automatically be reclassified and continued (the “Reverse Split”), without any action on the part of the holder thereof, as [______] of one share of Common Stock. No fractional shares will be issued for any fractional share interest created by the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation's transfer agent in lieu of such fractional share interests, upon receipt by the Corporation's transfer agent of the stockholder's properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stockholder's Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation's transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The Corporation’s authorized shares of Common Stock, each having a par value of $0.001 per share, shall not be changed. The Corporation’s stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the [___] day of [_____].

Colin Dyne, Chief Executive Officer